SECURITIES AND EXCHAGE COMMISSION
                    Washington, DC 20549

                  Registration No. 33-12703

                          Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.   ____________            _X_

Post -Effective Amendment No. ____14______            _X_


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   ACT OF 1940                                        _X_

Amendment No. ______ 19__________________             _X_

                    VOLUMETRIC FUND, INC.
     (exact Name of Registrant as specified in Charter)

        87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
          (Address of Principal Executive Officers)

                       (845) 623-7637
               (Registrant's Telephone Number)

                       Gabriel J. Gibs
                    Volumetric Fund, Inc.
        87 Violet Drive, Pearl River, New York 10965
          (Name and Address of Agent for Services)

Approximate Date of Proposed Public Offering: Feb 26, 2001
It is proposed that this filing will become effective

_X_ Immediately upon filing pursuant to paragraph (b)

___ on (date) pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (b)

___ on (date) pursuant to paragraph (a) of rule 485





                    VOLUMETRIC FUND, INC.
             Registration Statement on Form N-1A
                    CROSS REFERENCE SHEET

Form N-1A
Item  No.

                               Prospectus
Part A         Prospectus Caption            Page Number

1.       Cover Page                              Cover
2.       *
3.       Financial Highlights                      3
4.       The Fund; Investment Objective;           3;3;4;6
         Investment Strategy; Investment Restrictions
5.       Management; Officers and Directors        8,9
6. (a)   Capital Stock                             10
   (b)-(d)  *
   (e)   Cover Page;Shareholder Services           Cover;8
   (f)-(g)Dividends, Distributions and Tax Statues 8
7.       How to Purchase Shares; Shareholder       6;8
         Services
8.       How to Redeem Shares                      7
9.       *

                                             SAI
Part B      Information Caption              Page Number

10.         Cover Page                            Cover
11.         Table of Contents                       2
12.         History and General Information         2
13.         Investment Objective and Approach       2
            Investment Restrictions                 3
14.         Management of the Fund                  4
15.         Control Persons and Principal           6
            Holders of Securities



_______________________
* Not Applicable







                                               SAI
Part B         Information Caption             Page Number

16.(a) - (b  Investment Advisory Services            6
   (c) - (g) *
   (h)      See Prospectus
   (I)      *
17.         Brokerage Allocation                     7
18.         See Prospectus
19.         Purchase, Redemption and Pricing of      7
            Securities
20.         See Prospectus
21.         *
22.         Calculation of Performance Data          8
23.         Financial Statements                 Annual Report


Part C         Information Caption

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
         Statement




PROSPECTUS 	                                         February 26, 2001

                          VOLUMETRIC FUND, INC.
                             87 Violet Drive
                       Pearl River, New York 10965
                    (845) 623-7637      (800) 541-3863


                               OBJECTIVE
Volumetric Fund's (the "Fund") investment objective is capital growth.


                            INVESTMENT STYLE
The Fund invests in a broadly diversified portfolio of large and mid-cap stocks, primarily those of the New York Stock Exchange. The Fund may allocate a portion of its assets into money market or cash equivalents under negative stock market conditions to minimize risk and for downside protection.

                                HISTORY
The Fund was established in 1978 and went public in 1987. The Fund had an average annual return of 13.3% between January 1, 1979, and December 31, 2000.

                         SALES AND REDEMPTION FEES
                     None. The Fund is 100% No-Load.

                           MINIMUM INVESTMENT
                       To open an account: $500
                       Additional purchase: $200
                    Automatic investment plan: $100

    Investors are advised to read and retain this prospectus for future reference. A "Statement of Additional Information", dated February 26, 2001, containing further information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this prospectus. A copy of "Statement of Additional Information" is available without charge by calling the Fund.

	THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          TABLE OF CONTENTS
Summary of Fund Expenses...........................................2
The Fund.......................................................... 3
Investment Objective.............................................. 3
Financial Highlights.............................................. 3
Performance....................................................... 4
Investment Strategy................................................4
Investment Restrictions........................................... 6
How to Purchase Shares.............................................6
"No-Fee" Retirement and Other Special Accounts............... .....7
How to Redeem Shares...............................................7
Shareholder Services...............................................8
Dividends, Distributions and Tax Statues.......................... 8
Management........................................................ 8
Officers and Directors............................................ 9
Capital Stock.................................................... 10
Custodian, Trustee and Auditor....................................10
Listing Information...............................................10
Application.......................................................11


SUMMARY OF FUND EXPENSES

    The following table has been prepared to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. You should consider this expense information along with other important information in this prospectus, the Fund's investment objective and the Fund's past performance. Please refer to the "MANAGEMENT" section of the Prospectus for a more complete description of the various costs and expenses.

SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed on Purchases........................None
         Maximum Sales Load Imposed on Reinvested Dividends.............None
         Deferred Sales Load............................................None
         Redemption Fees................................................None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
          Management Fee...............................................1.95%
          12b-1 Fees....................................................None
          Other Expenses................................................None
          TOTAL FUND OPERATING EXPENSES................................1.95%

      You would pay the following expenses on a $1,000 investment assuming 5% annual return at the end of each time period. The return of 5% and expenses should not be considered indications of actual or expected fund performance or expenses, both of which will vary. These expenses are incorporated in the Fund's net asset value. You do not pay them directly.

    1 Year:  $19     3 Years: $61     5 Years: $106       10 Years: $232


THE FUND

    The Fund is a diversified, open-end management investment company, as defined by the Investment Company Act of 1940. It is called a no-load fund because its shares are sold without a sales charge.

    Between August of 1978, its inception, and June of 1986, the Fund was operated as a private limited partnership, under the name of The Volumetric Investment Society, with the same investment objective, approach, restrictions and management as described in this prospectus. Its name was changed to Volumetric Fund, Inc. on June 15, 1986 and it was incorporated under the laws of the State of New York on July 25, 1986. The Fund has been open to the general public since September 3, 1987.

INVESTMENT OBJECTIVE

    The Fund's investment objective is capital growth. Its secondary objective is downside protection. The Fund endeavors to accomplish its purpose through investments in common stocks, principally those of the New York Stock Exchange. The Fund may also invest in common stocks of other exchanges,NASDAQ stocks and, for temporary defensive purposes, may allocate up to 100% of its assets in cash equivalents and debt instruments, such as United States government securities and corporate bonds with Standard & Poor`s rating of BBB or higher.

    Since risks are inherent in all stock market investments, there is no assurance that the investment objective of the Fund will be realized.

    The Fund's investment objective may not be changed without shareholder approval.

FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. The financial highlights have been audited by Feuer, Orlando, Pye & Co., L.L.P., independent certified public accountants, whose report appears in the Fund's Annual Report. The Fund will furnish a copy of its Annual Report upon request without charge.





                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31           2000      1999     1998     1997    1996
                                    ------   ------   ------   ------   -----
Net asset value, beginning of year  $19.66   $19.25   $20.30   $18.38  $16.81
Income from investment operations:
  Net investment income              (0.04)   (0.06)   (0.02)   (0.03)   0.03
  Net realized and unrealized
     gains and losses on securities  (0.38)    1.03     1.86     3.16    2.44
                                     -----    -----    -----    -----   -----
 Total from investment operations    (0.34)    0.97     1.84     3.13    2.47
                                     -----    -----    -----    -----   -----
Less distributions from:
   Net investment income              0.00     0.00     0.00     0.00  (0.06)
   Capital gains                     (1.16)   (0.56)   (2.89)   (1.21) (0.84)
                                     ------   ------   ------   ------ ------
Total distributions                  (1.16)   (0.56)   (2.89)   (1.21) (0.90)
                                     ------   ------   ------   ------ ------
Net asset value, end of year        $18.16   $19.66   $19.25   $20.30  $18.38
                                    =======  =======  ======== ======= ======
Total return                        (1.76%)   5.19%   10.57%   18.23%  15.52%
                                    =======   ======  =======  ======  ======

Ratios and Supplemental Data:
Net assets, end of period
  (in thousands)                   $18,340   $21,044  $20,539  $17,832
$14,286
Ratio of expenses to average
   net assets                        1.95%     1.90%    1.97%    1.96%
1.99%
Ratio of net investment income to
 average net assets                  0.21%    (0.32%)  (0.13%)  (0.17%)
0.19%
Portfolio turnover rate               248%      232%     237%    213%
154%



   The accompanying notes are an integral part of these financial statements.









PERFORMANCE

      During the period from January 1, 1979, beginning of the Fund's first full year, to December 31, 2000, $10,000 invested in Volumetric Fund grew to $139,355 when all distributions were reinvested. The Fund's average annual total return from the beginning of 1979 until December 31, 2000, was 13.3%, as compared to that of the New York Stock Exchange Composite ("NYSE") Index, an unmanaged index incorporating the weighted average of all the stocks on the New York Stock Exchange, which had a 12.5% average annual return in the same period.

     The performance of Volumetric Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions, and variations in share prices at the beginning and end of a period. It also incorporates deduction of expenses, such as the payment of brokerage commissions and management fees. Please bear in mind: past performance is not necessarily indicative of future results. Further information about performance is available in the Fund's annual and quarterly reports which may be obtained free of charge.

	From time to time, the Fund may advertise its performance in various ways, including information on the Fund's average annual total return and comparing the performance of the Fund to relevant benchmarks. In reports to shareholders or other literature, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices.

 INVESTMENT STRATEGY

     The Fund is using the unique Volumetric Trading System(TM) to make investment decisions. This disciplined stock trading system has been derived from Volumetrics(TM) a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. Volumetrics was developed in the early 1970's by the Fund's founder Gabriel J.Gibs. The basic concepts of Volumetrics is described in Mr. Gibs' M.B.A. thesis entitled "Forecasting Stock Trends by Volume Analysis" (Pace University, 1974).

	 The stock selection strategy of the Fund involves the identification of those stocks, mostly from the New York Stock Exchange, for which a sudden and substantial new demand is developing and are in their early or middle stages of an upside move. As volume typically precedes price, the Fund's timing system often successfully identifies stocks under accumulation, takeover and restructuring candidates and stocks that "smart money" buys. A simplified stock screening process to achieve this is shown in the following paragraphs.

       1) Using a computerized data base, stocks are identified from the New York Stock Exchange or Nasdaq, whose price advanced during the previous day or week on unusually heavy volume, relative to their own normal volume.
      2) From this group of stocks, primary consideration is given to those which exhibit high relative strength, are in a strong industry group, have improved earnings prospects, low debt and are not yet over-appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.
     3) Stocks with the most positive overall characteristics from the above group are then further analyzed by a proprietary mathematical model and the stock(s) with the highest up/down volume ratio (demand/supply ratio) will be bought.



***

THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

Comparision of Change in the Value of a $10,000 Investment in Volumetric
       Fund Versus the New York Stock Exchange Composite Index*
                      (Years Ending 12/31)



YEAR         VOLUMETRIC       NYSE INDEX
1978          $10,000          $10,000
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074
1999         $141,866         $117,909
2000         $139,355         $119,142


Average Annual Total Returns Of The Fund(as of 12/31/00)*

   1 Year   5 Years   10 Years   Since 1/1/79
    -1.8%     9.5%     11.1%        13.3%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance.






     A major aim of the Fund is to protect its portfolio against declines during market corrections and bear markets. Therefore, all stocks in the Fund's portfolio are under continuous daily volume/price surveillance. Generally, a stock will be sold when volume and price trend analysis indicate that there is a distinct reversal in its demand/supply ratio: the ratio becomes clearly negative. This type of reversal usually forecasts a decline in the price of the stock. Once a stock is sold, it will be replaced by a new, stronger stock, or under negative stock market conditions, proceeds from the sale may be invested in cash equivalents, US treasury securities or corporate bonds with S&P rating of BBB or higher.

     The Fund allocates its assets between stocks and cash equivalents using a proprietary asset allocation formula. Under most stock market conditions, the cash position of the Fund would be between 3 to 15%. However, under negative stock market conditions the Fund's cash position may increase up to 40%, and under extremely negative conditions to over 40%.

      The management does not take portfolio turnover into account in making investment decisions. It is estimated that most stocks in the Fund's portfolio will be held from 3 to 15 months, and the typical portfolio turnover rate of the Fund will be between 150-250%. Generally, holding periods in bull markets are expected to be longer than in bear markets. High turnover involves correspondingly greater brokerage commissions which the Fund must pay. A high turnover rate may have tax consequences for shareholders, due to the realization of capital gains or losses by the Fund. See "Dividends, Distributions and Tax Status".

INVESTMENT RESTRICTIONS

        The Fund will not purchase securities on margin and will not sell any security short or engage in the purchase of call, put and other options or trading in other derivatives. The Fund will not purchase or deal in commodities, real estate or non-financial assets.

       The Fund cannot borrow money except as a temporary emergency measure and then not exceeding 10% of its total assets. The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

HOW TO PURCHASE SHARES

     	Shares of the Fund may be purchased at net asset value per share. Net asset value per share is calculated on every business day at the close of trading on the New York Stock Exchange. The Fund determines the net asset value per share by subtracting the Fund's liabilities from the Fund's total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The minimum initial investment is $500. The minimum for each subsequent investment is $200. Shares may be also purchased through an automatic investment plan from your bank account.
It has a minimum additional investment of only $100.

       New investors who wish to purchase shares must fill out the application form and mail it with their check or money order to the Fund. The day after receipt, the Fund will issue an "Account Statement" acknowledging the amount invested and the number of shares purchased. Additional shares may be purchased by written or telephone request. Shares will be priced at the net asset value per share next determined after the investor's check or telephone purchase request is received. The maximum amount to be purchased by telephone is limited to three times the market value of the shares held in the shareholder's account. The Fund must receive payment after a telephone purchase within three business days. If payment is not received, the Fund will redeem sufficient additional shares from the shareholder's account to reimburse the Fund for such loss. A confirmation of the telephone purchase is not sent until payment is received.

    Purchase of Fund shares will be made in full and fractional shares, computed to third decimal places, unless the investor specifies full shares. Full shares may be purchased only by telephone. The Fund reserves the right to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.

       Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers. Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund's shares directly without payment of any fee. No part of any service fee will be received by the Fund.

"NO-FEE" RETIREMENT AND OTHER SPECIAL ACCOUNTS

      Volumetric Fund offers a variety of "no-fee" retirement accounts for individuals (IRAs), corporations (pension plans) and the self-employed (SEP, Keogh plans).
       Prototype forms of Self-Directed IRA, Roth IRA and Simplified Employee Pension Plans (SEP) are available from the Fund or from the brokerage firm of Investec Ernst & Co. (One Battery Park Plaza, New York, NY
 10004). To open a self-directed retirement account, you will also have to open a brokerage account at Investec Ernst & Co. which represents the Trustee, Trustar Delaware Charter Guarantee and Trust Company, for your IRA transactions. To obtain an IRA application form or more information about retirement accounts please contact the Fund. If you transfer to or invest in an IRA, Roth IRA or SEP account of Volumetric Fund, the usual set-up fee ($25) and annual fee ($40) charged by the Trustee will be fully waived and paid for you by Volumetric Advisers, Inc.

       The Fund has an Automatic Investment Plan ("AIP") available for shareholders who wish to invest electronically through their bank. The minimum additional investment for this plan is $100. Monthly, bi-monthly and quarterly payments are available. Please contact the fund for an AIP application form.

       The Fund also offers College Investment Plan ("CIP") and Beneficiary ("BA") accounts. The CIP is a long-term accumulation account with the objective to meet a minor's projected college expenses. There are lump sum, monthly, quarterly and annual payment options. The Beneficiary Account is similar to a revocable trust. It is the same as a regular account, except it will be automatically transferred to the designated beneficiary, in case of death. The beneficiary may be a person, such as a relative or friend, or a charitable organization. Please contact the Fund for additional details on BA and CIP accounts.

HOW TO REDEEM SHARES

       Shares of the Fund may be partially or fully redeemed any time at their net asset value next determined after a written request is received. Telephone redemption requests will be also accepted but only after verification of ownership and is available only to individual shareholders. Joint, custodian, corporate, trust and institutional redemption requests must be made in writing.

     Redemption payments are made no later than the third business day after the effective date for redemption. Under the Investment Company Act of 1940, the Fund may suspend the right of redemption or postpone the date of payment for more than three days when: (a) the New York Stock Exchange is closed, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

     The Fund expects to make all redemption in cash. For those shareholders for which it is applicable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in readily marketable securities from the Fund's portfolio. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund.

The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to one shareholder during any 90-day period, solely in cash up to the lesser of the $250,000 or 1% of the net asset value of the Fund at the beginning period.

SHAREHOLDER SERVICES

Shareholders receive the following services and statements from the Fund:
 * Detailed account statement every time shares are purchased or redeemed.
 * Quarterly reports showing the Fund's portfolio and performance.
 * Annual account and tax statements, showing the value of the shareholder's account at year-end.
 * Latest quotes, account or general information. Contact the Fund by calling (845) 623-7637 or (800) 541-FUND, or visit our web site.
 * Volumetric Fund web site: www.volumetric.com

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

      The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a "regulated investment company" the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

      Whether received in shares or cash, dividends paid by the Fund from net investment income or distributions from short-term net capital gains are taxable to shareholders as ordinary income. Distributions of capital gains are taxable to shareholders as such, regardless of the length of time Fund shares have been owned by the shareholder. The Fund declares dividends and capital gain distributions to shareholders of record annually, in December, and pays the dividends and distributions before January 15 of the next year. A shareholder will be treated for tax purposes as having received the dividend in December when it was declared and not in January when it is paid; Dividends and capital gain distributions may be subject to state and local laws. Shareholders are urged to consult with their own tax advisors for further information.

MANAGEMENT

      The Fund's investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the "Adviser"), and the officers of the Fund. The Fund's Adviser and its officers are subject to the supervision and control of the Board of Directors. The Adviser has acted as adviser since the Fund's inception.

        Pursuant to an Investment Advisory Agreement approved by the Board of Directors on June 10, 2000, the Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing, postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder's reports and proxy statement. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

      As compensation for all the above services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million of the average daily net assets, 1.90% of such net assets from $10 million to $25 million, 1.80% of such net assets from $25 to $50 million, 1.70% of such net assets from $50 to $100 million, and 1.50% of such assets over $100 million. Although this fee is higher than that paid by most mutual funds, most funds also pay various other such expenses, such as custodian, registration, legal, auditing and transfer agent fees, plus expenses of shareholder's reports. At Volumetric Fund all expenses are paid directly by the Adviser. It should also be noted that unlike many other funds, the Fund does not have any sales and redemption charges for shareholders or certain "hidden" charges associated with distribution or marketing of the fund (12b-1 fees). Mr. Gabriel J. Gibs, President of the Adviser, is considered a "controlling person" of the Adviser, as defined by the Investment Company Act of 1940.

OFFICERS AND DIRECTORS

        The officers of the Fund manage its day-to-day operations. The officers are subject to the supervision and control of the Board of Directors. Board members are elected at the Fund's annual meeting, usually held in May. Directors and officers, and their principal occupations as of January 31, 2001, are listed below.

        WILLIAM P. BEHRENS, Director (since 1987)
Senior Managing Director and CEO of Investec Ernst & Company, a member firm of New York, American and other principal stock exchanges. Director, National Securities Clearing Corporation.

       JEFFREY J. CASTALDO,  Director (since 1994)
Executive Director, Capelli Associates, a commercial real estate development and management company.

     GEORGE CURTIS, Director (since 2000)
President, CCP Printing Inc.

     RICHARD C. FRIEDENBERG,  Director (since 1996)
President, Twenty First Century Group, direct marketing consultants.

     GABRIEL J. GIBS, Founder, President,Portfolio Mgn, and Chairman(since
1978)
President of Volumetric Advisers Inc., the Fund's investment adviser.

      JEFFREY M. GIBS, Senior Vice President (since 1997)
Vice President of Volumetric Advisers, Inc.

     WAYNE  W. MOSHIER , Director (since 1998)
Retired in 1994. Formerly President of SST Corporation, a pharmaceutical and chemical products company.

     MARCEL A. OLBRECHT, Director (since 1998)
Director of Manufacturing, Allied Signal, Specialty Chemicals Division.

     STEPHEN J. SAMITT, Director (since 1996)
Partner, CPA, Briggs Bunting & Dougherty, LLP, Certified Public Accountants.

     DAVID L. SEIDENBERG, Treasurer and Director (since 1983)
Vice President, Davos Chemical Company.

     RAYMOND W. SHERIDAN, Vice President, Director (since 1995)
Owner, Sheridan Associates,  insurance and real estate brokers.

     IRENE J.ZAWITKOWSKI, Exec Vice President,Secretary and Director(since
1978)
Assistant Portfolio Mgr of the Fund. Executive Vice President of Volumetric Advisers, Inc.

CAPITAL STOCK

     	 The Fund is authorized to issue 2,000,000 shares of Common Stock with a par value of $.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares".

        The Fund's Board of Directors may authorize the issuance of additional shares of common stock, if demand for the Fund's shares surpasses currently authorized shares.

CUSTODIAN, TRUSTEE AND AUDITOR

       The JP Morgan Chase, ("JP Morgan"), 1211 Avenue of Americas, New York, NY 10036, acts as the Custodian of the Fund's securities. JP Morgan does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold.

       Trustar Delaware Charter Guarantee & Trust Company, P.O. Box 8963, Wilmington, DE 19899, through a brokerage account at Investec Ernst & Co., One Battery Park Plaza, New York, NY 10004, acts as the Trustee for the Fund's self-directed IRA and SEP accounts.

       The firm of Feuer, Orlando, Pye & Co., LLP, 117 East 29th Street, New York, NY 10016, acts as the Fund's independent certified public accountants.

GENERAL INFORMATION

      	Volumetric Fund is on NASDAQ's mutual fund listing with the ticker symbol of VOLMX. The Fund's daily net asset value (NAV) is published nationwide in the mutual fund section of major newspapers or may be accessed through on-line services including the Fund's web site: www.volumetric.com. The Fund may be contacted by E-mail via info@volumetric.com.







Volumetric Fund, Inc.
A No-Load Mutual Fund                                    New Account
87 Violet Drive                                          Application
Pearl River, New York 10965
Websiite:www.volumetric.com
Phone: 800-541-FUND or 845-623-7637


	I (We) hereby enclose a check/money order of $_______________ payable to Volumetric Fund for the purchase of the shares of Volumetric Fund, Inc. at the price in effect at the time this application is received. Please register me as a shareholder and issue my shares as indicated below.

ACCOUNT TYPE
-------------

Account Type: ____ Regular Account (Non Retirement)
              ____ Retirement Account (IRA and Business Retirement Account)


Individual or Joint Account:

__________________________________________  _______________________________
     Name                                     Social Security Number

_____________________________________      ________________________________
     Joint of Owner                           Social Security Number of
                                               Joint Owner (if applicable)

Custodial Account/UTMA (uniform Transfer to Minors Act):

______________________________________     __________________________________
     Name of Custodian                      Social Security
Number(optional)
_________________________________________    ________________________________
       Name of Minor                         Social Security Number of Minor

Corporation, Business, Trust or Other Organization:
---------------------------------------------------

__________________________________________     _____________________________
       Organization Name                        Tax ID #

____________________________________________________________________________
       Officer, Partner, Trustee and title


ADDRESS AND TELEPHONE
---------------------
____________________________________________________________________________
     Address
 ____________________________________________________________________________
    City/State/Zip

Telephone:  Home:_______________________Work:______________________

E-mail (optional) ___________________________



Distribution Options
---------------------
Income dividends and capital gains distributions (if any) will be automatically reinvested in additional shares (Option A), unless otherwise checked below:
   Option A _________ Reinvest all income dividends and capital gains Option B __________ Pay all income dividends and capital gains in cash


Automatic Investment Option
----------------------------
This option allows you to automatically invest in Volumetric Fund directly from your bank account on a monthly, bi-monthly, or quarterly basis. Volumetric Fund will make automatic share purchases based on your enclosed check. If you would prefer purchases made from another account, please notify Volumetric Fund to send you the required form. If you wish to start the automatic investment option, circle you selection:

Amount to Invest ($100 minimum per transaction)  $ _____________
Start Date (allow 3 weeks for processing): _____________________

Frequency : Monthly/Bi-Monthly (every other month)/ Quarterly
Day of the Month: 5 th / 20 th


Information Request
-------------------
 (Circle items):
   Traditional or Roth IRA   College Investment Plan
       Beneficiary Account              Business Retirement Accounts
____________________________________________________________________________
I (We) am (are) of legal age and have received and read the Prospectus and agree to its terms. I (We) certify, under penalty of perjury, that I (we) am
(are) not subject to backup withholding and that my (our) correct taxpayer identification number is as indicated on this application.

__________________________________________      _______________________
  Signature                                      Date

__________________________________________      _______________________
  Signature of Joint Owner                       Date



Volumetric Fund, Inc.

87 Violet Drive
Pearl River
New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com



Investment Advisor                 Board of Directors
and
Transfer Agent                     William P. Behrens
                                   Jeffrey J. Castaldo
Volumetric Advisers, Inc.          George Curtis
Pearl River, New York              Richard C. Friedenberg
                                   Gabriel J. Gibs, Chairman
Custodian                          Wayne W. Moshier
                                   Marcel A. Olbrecht
JP Morgan Chase                    Stephen J. Samitt
New York, New York                 David Seidenberg
                                   Raymond W. Sheriden
                                   Irene J. Zawitkowski

                                   Officers

                                   Gabriel J. Gibs
                                     President, Portfolio Manager
                                   Irene J. Zawitkowski
                                     Executive Vice President
                                   Jeffrey M. Gibs
                                     Senior Vice President
                                   Raymond W. Sheriden
                                     Vice President
                                   David L. Seidenberg
                                     Treasurer







                                                       February 26, 2001





                                  PART B


                   STATEMENT OF ADDITIONAL INFORMATION


                          VOLUMETRIC FUND, INC.




	This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained by writing Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965 or calling (845) 623-7637.

	This Statement of Additional Information relates to the Fund's Prospectus, dated February 26, 2001.





                           TABLE OF CONTENTS

      History and General Information.....................2
      Investment Objective and Approach...................2
      Investment Restrictions.............................3
      Management of the Fund..............................4
      Control Persons and Principal Holders of Securities.6
      Investment Advisory Services........................6
      Brokerage Allocation................................7
      Purchase, Redemption and Pricing of Securities......7
      Calculation of Performance Data.....................8
      Financial Statements................................8


                     HISTORY AND GENERAL INFORMATION

    Volumetric Fund, Inc. -- formerly named The Volumetric Investment Society -- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives and associates. At that time he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his associates encouraged him to start the fund. The Fund started its operations on September 1, 1978 with 19 charter shareholders and with net assets of $17,712, and an initial offering price of $10.00 per share.

    The Fund's name was changed from the Volumetric Investment Society to Volumetric Fund on June 15, 1986. The Annual Meeting of shareholders approved the reorganization of the Fund into a New York corporation on July 24, 1986.

    Additional history and general information about the Fund is described in the Prospectus.

                      INVESTMENT OBJECTIVE AND APPROACH

    The Fund's investment objective is capital growth. Its secondary objective is downside protection. The Fund's investment approach is described in the appropriate section of the Prospectus. In the following, some additional details of the Fund's investment approach is provided.

    The Fund's investment decisions, buying and selling of common stocks, are made with the utilization of volume analysis, specifically the Fund's proprietary Volumetric Trading System. This is a technical system, based on the analysis of stocks and the market's trading volume and in which fundamental aspects are of only minor significance.



                         INVESTMENT RESTRICTIONS

    (1)  The Fund will not purchase securities on margin.

    (2) The Fund will not sell any security short or engage in the purchase of call, put or other options.

    (3) The Fund will not invest more than 5% of its assets in the securities of any one issuer (except United States government securities) or more than 25% of its assets in any single industry.

    (4) The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer's management.

    (5) The Fund will not invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's securities.

    (6) The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets. The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

    (7)  The Fund will not make loans.

    (8) The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

    (9)  The Fund will not issue senior securities.

   (10) The Fund will not invest in securities for which there exists no readily available market or for which there are legal or contractual restrictions on resale.

   (11) The Fund will not purchase or deal in commodities, real estate or non-financial assets.

    These investment restrictions may not be changed without the approval by a vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such approval requires the affirmative vote, at the meeting of shareholders, of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.



                           MANAGEMENT OF THE FUND

      The everyday operation of the Fund is managed by the Fund's Adviser and its officers. All current officers are also directors. Major policy decisions of the Fund must be approved by the Board. The number of directors is currently set at 11. Any change in the number of directors must be approved by the Board.

    The directors and officers of the Fund, their addresses and principal occupations are listed below.

* William P. Behrens, Director
Investec Ernst & Co., 1 Battery Park Plaza, New York, NY 10004

   Senior Managing Director and CEO, Investec Ernst & Co., a member firm of New York and American Stock Exchanges since 1975. American Stock Exchange Official. Investec Ernst & Co. and Volumetric Advisers, Inc. have a Distribution Agreement for the Fund's shares.

Jeffrey J. Castaldo, Director
1901 Regent Drive, Mount Kisco, NY 10549

   Executive Director, Capelli Associates, a commercial real estate development and management company since 1989.

George Curtis, Director
113 Richard Court, Pomona, NY 10970

   President, CCP Printing, Inc.

Richard C. Friedenberg,   Director
11 Sterling Road, Chestnut Ridge, NY 10977

   President, Twenty First Century Group, direct marketing consultants.

* Gabriel J. Gibs, President, Portfolio Manager, Chairman of the Board 87 Violet Drive, Pearl River, New York 10965

   President of Volumetric Advisers, Inc., the Fund's Adviser, since 1983. Between 1974 and 1983 he was also the President of his own SEC registered investment advisory firm, a sole proprietorship, and the predecessor firm for Volumetric Advisers, Inc.




*Jeffrey M. Gibs, Senior Vice President
1007 Willow Avenue, Hoboken, NJ 07030

   Vice President of Volumetric Advisers, Inc. since 1997. Between 1995 and 1997 he was Senior Portfolio Administrator of Van Eck Associates. From 1989 to 1995 he was employed by JP Morgan Chase as Assistant Treasurer and in other capacities.

Wayne W. Moshier, Director
2 Stokes Farm Road, Old Tappan, NJ 07675

   Retired in 1994. Formerly, President of SST Corporation, a pharmaceutical and fine chemical products company.

Marcel A. Olbrecht, Director
76 Chuckanutt Drive, Oakland, NJ 07436

   Director of Manufacturing, Allied Signal, Specialty Chemicals Division, since 1998. Previously, Vice President of Lonza, Inc., an international chemical manufacturer.

Stephen J. Samitt,  Director
2 Ridge Drive North, Montville, NJ 07045

    Partner, Briggs Bunting & Dougherty, LLP, Certfiied Public Accountants since
    1997. Previously at Tait, Weller & Baker, a full service accounting firm.

David L. Seidenberg, Treasurer, Director
29 Shaw Road, Woodcliff Lake, NJ 07605

   Vice President, Davos Chemical Company, since 1972.

Raymond W. Sheridan, Director
1 Parker Road, Blauvelt, NY 10913

   Partner, Sheridan Associates, insurance and real estate brokers.

*Irene J. Zawitkowski, Executive Vice President, Secretary, Assistant
Portfolio
    Portfolio Manager, Director
647 Athlone Terrace, River Vale, New Jersey 07675

    Executive Vice President and CFO of Volumetric Advisers, Inc.

*Interested person within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

   Directors do not receive any compensation other than a $150 fee per board meeting which is paid by the Fund's Adviser. Officers are employees of the Adviser and are not being paid by the Fund.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Gabriel Gibs, President of the Fund's Adviser is considered the "controlling person" of the Adviser, and therefore, that of the Fund.

   No shareholder owned beneficially more than 5% of the Fund's shares, as of January 31, 2001.

                      INVESTMENT ADVISORY SERVICES
   Volumetric Advisers, Inc., until August of 1986 named Volumetric, Inc., is the Investment Adviser of the Fund, ( 87 Violet Drive, Pearl River, New York, 10965), pursuant to an Investment Advisory Agreement dated June 10, 2000. It is registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940. Gabriel J. Gibs is the controlling person of the Adviser. Mr. Gibs has been managing discretionary investment accounts for individuals since 1974. His sole proprietorship business was incorporated in New York in 1983 as Volumetric, Inc.

     Gabriel J. Gibs is President of both the Fund and the Adviser. Irene J. Zawitkowski is Executive Vice President of the both the Fund and of the Adviser.

     The fee received by the Adviser is described in detail in the Prospectus. The Investment Adviser's fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares registered or qualified for sale. Currently this expense limitation is 2%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets. The management fee is paid out to the Adviser, semi-monthly. The daily management fee is determined by multiplying the Fund's net assets by the daily appropriate rate, currently 0.0194, and divide the resulting number by 365.

     Management fees paid by the Fund to the Adviser for the past three years were as follows:

                2000                        $  357,152
                1999                        $  386,094
                1998                        $  383,174


    The Agreement was approved by the Board of Directors (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on June 10, 2000. The Agreement may be terminated without penalty on 60 days written notice by a vote of the majority of the Fund's Board of Directors or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Agreement will be submitted to the first meeting of the Fund's shareholders, and if approved at the meeting will continue for two years and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the Investment Company Act of 1940. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund's directors who are not parties there to or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.


BROKERAGE ALLOCATION

     To minimize brokerage commissions the Fund uses predominantly the services of discount brokers and full-service brokers whose negotiated rates are competitive with those of discount brokers. Brokers are selected based on their fees, services, execution capability, and reputation. The Fund is not obtaining research services from any broker. William P. Behrens, a director of the Fund, is Senior Managing Director and CEO of Investec Ernst & Co., a New York Stock Exchange Member firm, which acts also as one of the brokers of the Fund.

    The aggregate commissions paid by the Fund to brokers for the three previous calendar years are indicated below:

              2000                               $60,225
              1999                               $65,432
              1998                               $57,307



                 PURCHASE, REDEMPTION AND PRICING OF SECURITIES

    The Fund is a no-load fund. It is offering and redeeming its shares at net asset value, as described in detail in the Prospectus.

    Net asset value per share is calculated daily, except on Saturdays, Sundays and holidays, as soon as the closing prices of the New York Stock Exchange become available, currently at 4 P.M. On holidays, when the New York Stock Exchange is closed, the Fund does not calculate its net asset value per share. These days are: New Year's Day, Dr. Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.









                        CALCULATION OF PERFORMANCE DATA

    The performance of the Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions and variations in share prices at the beginning and end of a period.

   The Fund's average annual total returns for periods of 1, 5 and 10 years, from the beginning of the Fund's first full year, January 1, 1979, are shown below. The average annual total return is calculated by summing up annual returns and dividing the sum by the number of years used. The SEC standardized is a compounded return, per instruction in Item 22 (b) (1) (A).

                   Average Annual Total Returns, Period Ending 12/31/00

Return                   1 Year       5 Year       10 Year    Since 12/31/78

Average Annual Total     - 1.77%       +  9.54%      +11.06%      +13.29%
SEC Standardized         - 1.77%        + 9.34%      +10.59%     + 12.72%
(compounded)



                             FINANCIAL STATEMENTS

     The Fund's 2000 Annual Report, dated February 15, 2001, containing the audited financial statements for year ending 2000, notes to financial statements, and the Opinion of Feuer, Orlando, Pye & Co., L.L.P, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Statement of Additional Information. A copy of the Fund's 2000 Annual Report is available free of charge upon request.








                                PART C

                          OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

      (a) Financial Statements

         In Prospectus: Financial Highlights

         In SAI: Other financial statements have been incorporated by reference into the Fund's 2000 Annual Report

      (b) Exhibits (exhibits are attached are numbered to correspond to items below:

        *(1) Certificate of Incorporation of Volumetric Fund, Inc.
        *(2) By-Laws of Volumetric Fund, Inc.
         (3) None
        *(4) Specimen certificate for shares of Common Stock of Registrant *(5) Amended Investment Advisory Agreement between Registrant and
               Volumetric Advisers, Inc.
         (6) None
         (7) None
        *(8) Custodian Agreement between Registrant and JP Morgan Chase
         (9) None
        (10) None
        (11) Consent of independent accountants for the Registrant.
        (12) None
        (13) None
        (14) None
        (15) None
* Previously filed

Item 25  Persons Controlled by or Under Common Control with Registrant
         None
Item 26  Number of Holders of Securities
         Title of Class                 Number of Record Holders
         Common, $0.01 par value        1084  (as of December 31, 2000)
Item 27  Indemnification
                      Insofar as indemnification for liability arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant for expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28   Business and Other Connection of Investment Adviser
          None

Item 29   Principal Underwriters
          None

Item 30   Location of Accounts and Records

          Volumetric Advisers, Inc. maintains all records at the office of the
          Registrant at 87 Violet Drive, Pearl River, NY 10965.

Item 31   Management Services
          None

Item 32   Undertakings
          None


                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto fully authorized, in the Town of Orangetown, and State of New York on 25th day of February 2000.

                        VOLUMETRIC FUND, INC.
                            Registrant

                   By:_____________________________
                      Gabriel J. Gibs, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

________________
Gabriel J. Gibs       President, Chairman of the Board      ___________
________________
Irene J. Zawitkowski  Executive Vice President, Director    ___________
________________
William P. Behrens    Director                              ___________
________________
Jeffrey J. Castaldo   Director                              ___________
________________
George Curtis         Director                              ___________
________________
Richard C. Friedenberg Director                             ___________
________________
Wayne W. Moshier      Director                              ___________
________________
Marcel A. Olbrecht    Director                              ___________
________________
Stephen J. Samitt     Director                              ___________
________________
David L. Seidenberg   Treasurer, Director                   ___________
________________
Raymond W. Sheridan   Vice President, Director              ___________